Exhibit 99.1

EXECUTION VERSION

FORM OF VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of February 13, 2023 (“Agreement Date”), is entered into by and among (i) First Miami Bancorp, Inc., a Delaware corporation (the “Company”), (ii) United Community Banks, Inc., a Georgia corporation (“Parent”), and (iii) each person or entity executing this Agreement or a counterpart to this Agreement as a stockholder of the Company and listed on Exhibit A hereto (collectively, the “Stockholders” and each, a “Stockholder”).

WITNESSETH:

WHEREAS, pursuant to the terms of the Agreement and Plan of Merger (as the same may be amended or supplemented, the “Merger Agreement”), dated as of the date hereof and to be executed by the Company, Parent and Zamboni Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”) concurrently with the execution of this Agreement by the parties hereto, among other things and subject to the terms and conditions set forth therein, (a) Merger Sub will be merged with and into the Company (the “First Merger”), with the Company surviving the First Merger as a direct, wholly owned subsidiary of Parent and, immediately following the First Merger and as part of a single, integrated transaction, (b) the Company will be merged with and into Parent (the “Second Merger” and, together with the First Merger, the “Mergers”), with Parent surviving the Second Merger as the surviving corporation;

WHEREAS, as an inducement for Parent to enter into the Merger Agreement, Parent has required that each Stockholder enter into this Agreement, and each Stockholder desires to enter into this Agreement to induce Parent to enter into the Merger Agreement;

NOW, THEREFORE, in consideration of, and as a material inducement to the parties entering into the Merger Agreement and proceeding with the transactions contemplated thereby, and in consideration of the expenses incurred and to be incurred by them in connection therewith, the parties hereto agree as follows:

1.              Definitions. Capitalized terms not defined in this Agreement have the respective meanings assigned to them in the Merger Agreement.

2.              Effectiveness. The effectiveness of this Agreement shall be conditioned upon the execution and delivery of the Merger Agreement by the parties thereto. If the Merger Agreement is terminated for any reason in accordance with its terms, this Agreement shall automatically terminate and be null and void and of no effect.

3.              Voting Agreement.

(a)            From the date hereof until the earliest to occur of (x) the Effective Time and (y) the termination of the Merger Agreement in accordance with its terms (the “Support Period”), each Stockholder irrevocably and unconditionally agrees that at any shareholder meeting of the Company to approve the Merger Agreement or any adjournment or postponement thereof, such Stockholder shall be present (in person or by proxy) and shall vote (or cause to be voted) all shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”) owned of record or beneficially owned by such Stockholder as of the date hereof, together with all shares of Common Stock over which such Stockholder may acquire beneficial ownership from time to time after the date hereof, in each case that are entitled to vote at such meeting (collectively, the “Owned Shares”), as follows:

(i)              in favor of (A) the approval and adoption of the Merger Agreement and the Transactions (including any amendments or modifications of the terms thereof approved by the board of directors of the Company and adopted in accordance with the terms thereof), and (B) the approval of any proposal to adjourn or postpone such meeting to a later date if there are not sufficient votes to approve the Merger Agreement and such adjournment or postponement is in accordance with the Merger Agreement; and

(ii)             against (A) any action or agreement that would prevent, materially impede or materially delay the consummation of the Transactions, and (B) other than the Transactions, any proposal that relates to an Acquisition Proposal, without regard to the terms of such proposal.

(b)            Each Stockholder further agrees not to vote to rescind or amend in any manner any prior vote, as a stockholder of the Company, to approve or adopt the Merger Agreement, unless this Agreement shall have been terminated in accordance with its terms.

(c)            Each Stockholder represents and warrants and covenants and agrees that, except for this Agreement, such Stockholder (i) has not entered into, and shall not enter into during the Support Period, any voting agreement or voting trust with respect to the Owned Shares and (ii) has not granted, and shall not grant during the Support Period, a proxy, consent or power of attorney with respect to the Owned Shares except any proxy to carry out the intent of this Agreement.

4.              Grant of Irrevocable Proxy; Appointment of Proxy. During the Support Period, each Stockholder hereby irrevocably and unconditionally grants to, and appoints, Parent and any designee thereof as such Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote or cause to be voted (including by proxy or written consent, if applicable) the Owned Shares owned by such Stockholder as of the applicable record date in accordance with Section 3 of this Agreement, and each Stockholder shall retain the authority to vote on all other matters; provided, however, that each Stockholder’s grant of the proxy contemplated by this Section 4 shall be effective if, and only if, such Stockholder has not delivered to the Company prior to the meeting at which any of the matters described in Section 3 are to be considered, a duly executed irrevocable proxy card directing that the Owned Shares of such Stockholder be voted in accordance with Section 3 of this Agreement. Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4, if it becomes effective, is coupled with an interest and is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. The parties hereby further affirm that the irrevocable proxy, if it becomes effective, is intended to be irrevocable until the end of the Support Period, at which time it will terminate automatically. If for any reason any proxy granted herein is not irrevocable after it becomes effective, then the Stockholder granting such proxy agrees, until the end of the Support Period, to vote the Owned Shares in accordance with Section 3 of this Agreement. The parties agree that the foregoing is a voting agreement. Notwithstanding anything contained herein to the contrary, this proxy shall automatically terminate and be revoked upon the termination of this Agreement in accordance with its terms.

5.              Transfer Restrictions Prior to Merger. Each Stockholder agrees that, absent the prior written consent of Parent, it will not, until the end of the Support Period, sell, transfer, assign, tender in any tender or exchange offer, pledge, encumber, hypothecate or similarly dispose of (by merger, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, enter into any swap or other arrangements that transfers to another, in whole or in part, any of the economic consequences of ownership of, deposit into a voting trust, enter into a voting agreement or arrangement (other than this Agreement) with respect to, or grant any proxy or power of attorney (other than this Agreement) with respect to, enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, lien, hypothecation or other disposition of (by merger, by testamentary disposition, by operation of law or otherwise) or otherwise convey or dispose of, any of such Stockholder’s Owned Shares, or any interest therein, including the right to vote any Owned Shares, as applicable (a “Transfer”); provided, however, that such Stockholder may Transfer Owned Shares: (i) for estate planning; (ii) to a charitable institution for philanthropic purposes; (iii) pursuant to any trust or will of such Shareholder, or by the Laws of intestate succession; or (iv) pursuant to a qualified domestic order or as required by a divorce settlement; provided, however, that a Transfer referred to in clauses (i) through (iv) of this sentence shall be permitted only if (as applicable) (x) all of the representations and warranties this Agreement with respect to Stockholder would be true and correct in all material respects upon such Transfer, subject to necessary adjustment as a result of such Transfer and (y) the transferee, prior to the date of Transfer, agrees in a signed writing reasonably satisfactory in form and substance to Parent, to be bound by and comply with the provisions of this Agreement with respect to such Owned Shares. Following a Transfer of Owned Shares by a Stockholder in accordance with, this Section 5, such Transferred Owned Shares shall no longer constitute Owned Shares of such Transferring Shareholder for purposes of this Agreement. During the term of this Agreement, the Company shall not register or otherwise recognize the transfer (book-entry or otherwise) of any Owned Shares or any certificate or uncertificated interest representing any Owned Shares, except as permitted by, and in accordance with, this Section 5.

6.              Cooperation. Each Stockholder hereby: (i) authorizes the Company and Parent to publish and disclose in any public announcement, disclosure required by the SEC or by applicable Legal Requirements or the Proxy Statement/Prospectus (and, if applicable, the Registration Statement), such Stockholder’s identity and ownership of the Owned Shares, the nature of such Stockholder’s obligations under this Agreement and any other information that the Company or Parent reasonably determines is required to be disclosed by the SEC or applicable Legal Requirements in connection with the Mergers and the other Transactions; (ii) agrees to promptly give to the Company and Parent any information that the Company or Parent may reasonably require for the preparation of any such disclosure documents; and (iii) agrees to promptly notify the Company and Parent of any required corrections with respect to any information supplied by such Stockholder, if and to the extent that such information shall have become false or misleading in any material respect.

7.              Stockholder Representations and Warranties. Each Stockholder represents and warrants to Parent and the Company that:

(a)            such Stockholder has all requisite capacity and authority to enter into and perform its obligations under this Agreement; if the Stockholder is a legal entity or trust, the Stockholder is duly organized, validly existing and in good standing in accordance with the Laws of its jurisdiction of formation, as applicable, and the trustees of any Stockholder that is a trust are all duly appointed and acting trustees of such trust and have authority to act on behalf of such trust;

(b)            (i) this Agreement has been duly and validly executed and delivered by such Stockholder that is a natural person or a legal entity and, assuming the due authorization, execution and delivery of this Agreement by the Company and Parent, constitutes a valid and legally binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the general principles of equity, and no other action is necessary to authorize the execution and delivery by such Stockholder or the performance of its obligations hereunder (the “Bankruptcy and Equity Exception”) and (ii) this Agreement has been duly and validly executed and delivered by the trustee or trustees of any Stockholder that is a trust and, assuming the due authorization, execution and delivery of this Agreement by the Company and Parent, constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as may be limited by the Bankruptcy and Equity Exception;

(c)            the execution and delivery of this Agreement by such Stockholder (or trustee of such Stockholder) does not, and the performance by such Stockholder of its obligations hereunder and the consummation by such Stockholder of the transactions contemplated hereby will not, violate or conflict with, or constitute a default under, any agreement, instrument, contract or other obligation or any order, arbitration award, judgment or decree to which such Stockholder is a party or by which such Stockholder is bound, or any statute, rule or regulation to which such Stockholder is subject or, in the event that such Stockholder is a corporation, partnership, trust or other entity, any charter, bylaw or other organizational document of such Stockholder;

(a)            the Owned Shares as of the date hereof are equal to the number of shares set forth next to such Stockholder’s name on Exhibit A hereto;

(d)            except as noted on Exhibit A hereto, such Stockholder has, and at all times during the term of this Agreement shall have, beneficial ownership of, good and valid title to and full and exclusive power to vote, without restriction or limitation, clear of any and all Liens, claims, proxies, voting trusts or agreements, options, rights, understandings or arrangements or any other encumbrances or restrictions whatsoever on title, transfer, voting or exercise of any rights of a stockholder in respect of, the Owned Shares (other than any such shares that are Transferred in the manner permitted by this Agreement);

(e)            as of the Agreement Date, there is no legal action pending against, or, to the knowledge of such Stockholder, threatened against or affecting such Stockholder that would reasonably be expected to impair the ability of such Stockholder to perform its obligations hereunder, that questions the validity of this Agreement or any action taken or to be taken by such Stockholder in connection with this Agreement, or to consummate the transactions contemplated hereby on a timely basis; and

(f)             other than as set forth in the Merger Agreement such Stockholder does not have any agreements, arrangements or understandings of any kind with the Company or any other Person (a) with respect to the Transfer or voting of the Owned Shares or the transactions contemplated hereby or (b) that would conflict with, restrict, limit, violate or interfere with the performance of any Stockholder’s covenants and obligations hereunder.

8.              Company Representations and Warranties. The Company hereby represents and warrants to Parent and each Stockholder that:

(a)            The Company has all requisite capacity and authority to enter into and perform its obligations under this Agreement. The Company is duly organized, validly existing and in good standing in accordance with the laws of the State of Delaware. The execution and delivery of this Agreement by the Company does not, and the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby will not, violate or conflict with, or constitute a default under, any agreement, instrument, contract or other obligation or any order, arbitration award, judgment or decree to which the Company is a party or by which the Company is bound, or any statute, rule or regulation to which the Company is subject or, in the event that the Company is a corporation, partnership, trust or other entity, any charter, bylaw or other organizational document of the Company.

9.              Entire Agreement. Except as otherwise expressly provided herein, this Agreement (including the documents and instruments referred to herein), together with the Merger Agreement and the other documents and agreements delivered at the Closing pursuant to the provisions of the Merger Agreement, constitute the entire agreement between the parties with respect to the Transactions and supersede all prior arrangements or understandings with respect thereto, written or oral. Nothing in this Agreement expressed or implied is intended to confer upon any Person, other than the parties or their respective successors, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, other than as provided in Section 6.10 of the Merger Agreement.

10.            Assignment. Except as expressly contemplated hereby, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto (whether by operation of Law, including by merger or consolidation, or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Any purported direct or indirect assignment in violation of this Section 10 shall be null and void ab initio.

11.            Injunctive Relief; Specific Performance. The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. Accordingly, the parties hereto agree that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specific performance of the terms and provisions hereof in any federal or state court located in the State of Delaware (the “Chosen Courts”), this being in addition to any other remedy to which they are entitled at law or in equity.

12.            Governing Law; Jurisdiction. Regardless of any conflict of law or choice of law principles that might otherwise apply, the parties agree that this Agreement shall be governed by and construed in all respects in accordance with the laws of the State of Delaware. Each party agrees that it will bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby exclusively in the Chosen Courts, and, solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (a) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (b) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (c) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party, and (d) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 9.7 of the Merger Agreement.

13.            Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW AT THE TIME OF INSTITUTION OF THE APPLICABLE LITIGATION, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS OF THIS SECTION 13.

14.            Individual Obligations. This Agreement is binding on each Stockholder that executes this Agreement regardless of whether any other Stockholder(s) also executed this Agreement. The obligations of each of the Stockholders under this Agreement are several and not joint, and all references to actions to be taken by the Stockholders, or representations and warranties to be made, under this Agreement refer to actions to be taken or representations and warranties to be made by Stockholders acting severally and not jointly.

15.            Amendments; Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed (a) in the case of an amendment, by the Company, Parent and the applicable Stockholder(s), and (b) in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

16.            Interpretation. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation,” and such terms shall not be limited by enumeration or example, unless otherwise expressly specified. Any reference in this Agreement to a Law shall refer to any such Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, including all rules and regulations promulgated thereunder. Unless the context of this Agreement otherwise requires, references to statutes shall refer to any such Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, including all rules and regulations promulgated thereunder. Any reference to any contract in this Agreement shall refer to any such contract as amended, supplemented or otherwise modified in accordance with its terms and without violating the terms of this Agreement. Any reference in this Agreement to “$” or dollars shall mean U.S. dollars.

17.            Capacity as Stockholder. This Agreement shall apply to each Stockholder solely in such Stockholder’s capacity as a stockholder of the Company and shall not apply in any manner to any Stockholder in any capacity as a director or officer of the Company or its Subsidiaries or in any other capacity (and shall not limit or affect any actions taken by any Stockholder in the capacity of director or officer of the Company or its Subsidiaries, and no such action taken by such Stockholder in the capacity of director or officer of the Company or its Subsidiaries shall be deemed to constitute a breach of this Agreement).

18.            Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

19.            Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same instrument. This Agreement and any other agreement or instrument entered into in connection with this Agreement, as well as any amendments, modifications, supplements, or waivers hereto or thereto or hereunder or thereunder, if signed and delivered by means of a facsimile machine or by email delivery of a “.pdf” format data file, shall be treated for all purposes as an original agreement or instrument and shall be considered to have the same binding legal force and effect as if it were the original signed version thereof delivered in person.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Voting and Support Agreement as of the day and year first above written.

First Miami Bancorp, Inc.

By:

Name:	W. Rockwell Wirtz
Title:	Chairman and President

[Signature Page to Voting and Support Agreement]

UNITED COMMUNITY BANKS, INC.

By:

Name:	H. Lynn Harton
Title:	Chief Executive Officer, President and Chairman

[Signature Page to Voting and Support Agreement]

STOCKHOLDER:

Virginia W. Wirtz 1937 Trust FBO Elizabeth V. Wirtz
Printed or Typed Name of Stockholder

Signature/By:

Name:	W. Rockwell Wirtz
Title:	Trustee
(Provide Name and Title if signing in a representative capacity for a Stockholder that is not an individual)

Address:

Email:

[Signature Page to Voting and Support Agreement]

STOCKHOLDER:

Drew A. Dammeier
Printed or Typed Name of Stockholder

Signature/By:

Name:	N/A
Title:	N/A
(Provide Name and Title if signing in a representative capacity for a Stockholder that is not an individual)

Address:

Email:

[Signature Page to Voting and Support Agreement]

STOCKHOLDER:

Bruce W. MacArthur Trust dated 1/5/95
Printed or Typed Name of Stockholder

Signature/By:

Name:	Bruce W. MacArthur
Title:	Trustee
(Provide Name and Title if signing in a representative capacity for a Stockholder that is not an individual)

Address:

Email:

[Signature Page to Voting and Support Agreement]

STOCKHOLDER:

Wirtz Marital Settlement Trust
Printed or Typed Name of Stockholder

Signature/By:

Name:	Daniel Rockwell Wirtz
Title:	Trustee
(Provide Name and Title if signing in a representative capacity for a Stockholder that is not an individual)

Address:

Email:

[Signature Page to Voting and Support Agreement]

STOCKHOLDER:

Daniel Rockwell Wirtz
Printed or Typed Name of Stockholder

Signature/By:

Name:	N/A
Title:	N/A
(Provide Name and Title if signing in a representative capacity for a Stockholder that is not an individual)

Address:

Email:

[Signature Page to Voting and Support Agreement]

STOCKHOLDER:

DRW 2012 Exempt Gift Trust UAD December 20, 2012
Printed or Typed Name of Stockholder

Signature/By:

Name:	Daniel Rockwell Wirtz
Title:	Trustee
(Provide Name and Title if signing in a representative capacity for a Stockholder that is not an individual)

Address:

Email:

[Signature Page to Voting and Support Agreement]

Exhibit A

Stockholder	Name(s) in Which Shares are Registered	Number of Owned Shares
Virginia W. Wirtz 1937 Trust FBO Elizabeth V. Wirtz	W. Rockwell Wirtz as Trustee	6,000
Drew A. Dammeier	Drew A. Dammeier	20
Bruce W. MacArthur Trust dated 1/5/95	Bruce W. MacArthur as Trustee	8,015
Wirtz Marital Settlement Trust	Daniel Rockwell Wirtz as Trustee	2,008
Daniel Rockwell Wirtz	Daniel Rockwell Wirtz	370
DRW 2012 Exempt Gift Trust UAD December 20, 2012	Daniel R. Wirtz as Trustee	1,123